Exhibit 99.1

Banknorth Reports Fourth Quarter and 2004 Earnings

PORTLAND, Maine—(BUSINESS WIRE)—Jan. 19, 2005—(Fourth Quarter Earnings Conference Call at 9:00 a.m. Eastern Time January 20, 2005. Dial-in number for USA and Canada is 800 638-5439. International dial-in number is 617 614-3945. Passcode for both numbers is 47614076. Replay number for USA and Canada is 888 286-8010. International replay dial-in number is 617 801-6888. Replay passcode is 75674933. Live webcast and webcast replay available at www.banknorth.com/investorrelations.)

Banknorth Group Inc. (NYSE: BNK) reported earnings for 2004 of $304.6 million as compared to $350.8 million in 2003. For the fourth quarter ended December 31, 2004, Banknorth’s earnings were $20.7 million as compared to $91.6 million for the same quarter a year ago. The declines in earnings for both the quarter and the year were attributable to the Company’s previously-announced deleveraging strategy and certain merger and consolidation costs associated with the Company’s pending transaction with The Toronto-Dominion Bank, or “TD”. Earnings per diluted share for 2004 were $1.75 as compared to $2.15 in 2003. Earnings per diluted share were 12 cents for the quarter ended December 31, 2004 as compared to 55 cents for the quarter ended December 31, 2003.

Exclusive of the after-tax impact of merger and consolidation costs and of the Company’s balance sheet deleveraging, earnings for 2004 were $396.6 million up 11% as compared to $356.0 million for 2003 while earnings for the quarter ended December 31, 2004 were $104.6 million up 13% as compared to $92.4 million for the quarter ended December 31, 2003.

Exclusive of the after-tax impact of merger and consolidation costs and of the Company’s balance sheet deleveraging, earnings per diluted share for 2004 increased by 5% to $2.28 from $2.18 in 2003 while earnings for the quarter ended December 31, 2004 increased to 58 cents as compared to 56 cents for the quarter ended December 31, 2003.

Earnings per diluted share were impacted primarily by two events in the fourth quarter. First, the after-tax impact associated with the Company’s previously-announced deleveraging strategy of $51.6 million represented 29 cents per diluted share for the quarter ended December 31, 2004. Second, merger and consolidation costs of $32.3 million represented an additional 17 cents per diluted share. A majority of the $32.3 million of merger and consolidation costs was due to the payment of certain long-term incentive payments and other expenses related to the acquisition of 51% of Banknorth by TD.

In addition to the above, as a result of the pending transaction with TD, a significant number of Banknorth employees exercised stock options in the fourth quarter of 2004. As a result, the number of weighted average shares outstanding on a diluted basis increased by 3.2 million shares in the fourth quarter ended December 31, 2004, resulting in a decrease in earnings, exclusive of the after-tax impact of merger and consolidation costs and of the Company’s balance sheet deleveraging, of approximately 1 cent per share.

“Our core banking business remains strong,” said William J. Ryan, Banknorth Chairman, President and Chief Executive Officer. “We continue to see solid loan and deposit growth and believe that we are well positioned to execute our growth strategy going forward.” Ryan added.

Total average loans and leases in 2004 were $17.7 billion, up 13% from $15.6 billion in 2003, led by increases in commercial business loans and leases of 17%, commercial real estate mortgages of 15% and consumer loans and leases of 14%. Exclusive of acquisitions, total average commercial and consumer loans increased by 11% in 2004.

Total average core deposits consisting of noninterest bearing deposits, retail money market and NOW accounts and regular savings accounts increased to $14.2 billion in 2004, up 16% from $12.3 billion in 2003, led by increases in noninterest bearing deposits of 24% and retail money market and NOW accounts of 15%, which more than offset a decline in retail certificates of deposit of 8%. Exclusive of acquisitions, total average core deposits increased by 9% in 2004.

The Company’s capital ratios improved in 2004. At December 31, 2004, the Company’s Tier 1 leverage capital ratio was 7.58% and its total risk based capital ratio was 12.16% as compared to 6.65% and 11.29%, respectively, at December 31, 2003. Tangible equity to tangible assets at December 31, 2004 was 6.45%, up 108 basis points from 5.37% at December 31, 2003. Shareholders’ equity at December 31, 2004 was $3.2 billion, up from $2.5 billion at December 31, 2003.

Excluding the net gain/loss on the sale of securities, noninterest income increased 7% in 2004 over 2003 led by increases in wealth management services income of 25%, investment planning services income of 24%, net merchant banking and electronic banking income of 21%, deposit services income of 12% and insurance brokerage commissions of 10%, all of which more than offset a decline in other noninterest income of 21% due primarily to a decline in covered call option income. For the fourth quarter ended December 31, 2004, excluding the net gain/loss on the sale of securities, noninterest income increased 8% over the same quarter a year ago.

Excluding merger and consolidation costs and the prepayment penalties associated with the Company’s balance sheet deleveraging, noninterest expense increased by 8.5% in 2004, the majority of which was associated with the acquisitions of CCBT Financial Companies and Foxborough Savings Bank. The Company’s cash efficiency ratio exclusive of these items and amortization of intangible assets improved slightly to 50.38% in 2004 as compared to 50.94% in 2003.

The Company’s net interest margin during the three months ended December 31, 2004 increased to 3.87%, up 19 basis points from 3.68% for the quarter ended September 30, 2004. The margin was positively impacted by the Company’s balance sheet deleveraging.

For the quarter ended December 31, 2004, total nonperforming assets (“NPAs”) increased to $81 million from $68 million for the quarter ended September 30, 2004 due primarily to an increase in nonperforming assets associated with one large commercial business loan. “Despite an uptick in our NPAs, our overall asset quality remains strong,” said Mr. Ryan. Total net charge-offs for the year ended December 31, 2004 of $36.5 million declined by $.8 million as compared to the year ended December 31, 2003. The Company’s ratio of nonperforming assets to total assets was just 28 basis points at December 31, 2004 up slightly from 24 basis points at December 31, 2003. At December 31, 2004, the Company’s allowance for loan and lease losses to nonperforming loans was 322% and the Company’s allowance as a percentage of total outstanding loans was 1.34%.

In 2004, the Company completed acquisitions in Massachusetts of Foxborough Savings Bank, which had $242 million in assets, and CCBT Financial Companies, which had $1.3 billion in assets. The Company also completed the acquisition of Drake, Swan & Crocker Insurance Agency of Orleans, Massachusetts. The Company anticipates closing the acquisition of BostonFed Bancorp, Inc., with assets of $1.5 billion, on or about January 21, 2005.

On August 26, 2004, Banknorth Group, Inc. and TD announced that they entered into a definitive merger agreement for TD to acquire 51% of the outstanding shares of Banknorth, subject to receipt of required regulatory and shareholder approvals and other customary conditions. A special meeting of Banknorth shareholders to vote on the merger agreement will be held on February 18, 2005.

At December 31, 2004, Banknorth Group Inc., headquartered in Portland, Maine, had assets of $28.7 billion. The Company’s banking subsidiary, Banknorth, N.A., operates banking divisions in Connecticut (Banknorth Connecticut); Maine (Peoples Heritage Bank); Massachusetts (Banknorth Massachusetts); New Hampshire (Bank of New Hampshire); New York (Evergreen Bank); and Vermont (Banknorth Vermont). The Company and Banknorth, N.A. also operate subsidiaries and divisions in insurance, money management, merchant services, mortgage banking, government banking and other financial services and offers investment products in association with PrimeVest Financial Services, Inc. The Company’s website is at www.banknorth.com.

Note: This news release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company’s management uses these non-GAAP measures in its analysis of the Company’s performance. These measures typically adjust GAAP performance measures to exclude the effects of charges and expenses related to the consummation of mergers and acquisitions and costs related to the integration of merged entities, as well as the amortization of intangible assets in the case of “cash basis” performance measures. These non-GAAP measures also may exclude other significant gains or losses that are unusual in nature, such as security gains and prepayment penalties. Because these items and their impact on the Company’s performance are difficult to predict, management believes that presentations of financial measures excluding the impact of these items provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.

This news release contains certain forward-looking statements with respect to the financial condition, results of operations and business of Banknorth. Forward-looking statements are subject to various factors which could cause actual results to differ materially from these estimates. These factors include, but are not limited, to, changes in general economic conditions, interest rates, deposit flows, loan demand, competition, legislation or regulation and accounting principles, policies or guidelines, as well as other economic, competitive, governmental, regulatory and accounting and technological factors affecting Banknorth’s operations. In addition, acquisitions may result in large one-time charges to income, may not produce revenue enhancements or cost savings at levels or within time frames originally anticipated and may result in unforeseen integration difficulties. Investors are encouraged to access Banknorth’s periodic reports filed with the Securities and Exchange Commission for financial and business information regarding Banknorth, including information which could affect Banknorth’s forward-looking statements.

CONTACT: Banknorth Group, Inc.

Jeffrey Nathanson, 207-761-8517

SOURCE: Banknorth Group, Inc.

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED BALANCE SHEETS (Unaudited)

	December 31,	December 31,	%	September 30,	%
(In thousands)	2004	2003	Change	2004	Change
Cash and due from banks	$541,994	$669,686	-19%	$575,840	-6%
Federal funds sold and other short-term investments	2,312	4,645	-50%	4,031	-43%
Securities available for sale	6,905,765	7,122,992	-3%	7,369,269	-6%
Securities held to maturity	87,013	124,240	-30%	94,026	-7%

Loans and leases held for sale	51,693	41,696	24%	47,487	9%
Loans and leases:
Residential real estate mortgages	3,081,217	2,710,483	14%	3,096,739	-1%
Commercial real estate mortgages	6,249,513	5,528,862	13%	6,182,835	1%
Commercial business loans and leases	3,928,594	3,287,094	20%	3,856,296	2%
Consumer loans and leases	5,333,670	4,819,523	11%	5,274,921	1%

Total loans and leases	18,592,994	16,345,962	14%	18,410,791	1%
Less: Allowance for loan and lease losses	243,152	232,287	5%	242,885	0%

Loans and leases, net	18,349,842	16,113,675	14%	18,167,906	1%

Premises and equipment	300,120	264,818	13%	285,940	5%
Goodwill	1,365,780	1,126,639	21%	1,369,112	0%
Identifiable intangible assets	50,376	36,415	38%	52,593	-4%
Bank owned life insurance	523,129	488,756	7%	517,359	1%
Other assets	509,786	460,173	11%	502,521	1%

	$28,687,810	$26,453,735	8%	$28,986,084	-1%

Liabilities & Shareholders’ Equity

Deposits:
Regular savings	$2,546,018	$2,460,522	3%	$2,572,473	-1%
Retail money market and NOW accounts	7,907,513	7,130,532	11%	7,924,839	0%
Retail certificates of deposit	4,484,370	4,733,104	-5%	4,646,725	-3%
Brokered deposits	576	—	NM	575	0%
Noninterest bearing deposits	4,289,104	3,577,027	20%	4,225,861	1%

Total deposits	19,227,581	17,901,185	7%	19,370,473	-1%

Borrowings from the Federal Home Loan Bank	1,997,336	1,495,385	34%	1,479,160	35%
Federal funds purchased and securities sold under repurchase agreements	2,952,476	3,659,550	-19%	3,453,476	-15%
Subordinated debt and senior notes	346,879	348,293	0%	354,684	-2%
Other borrowings	383,268	84,361	354%	759,369	-50%
Junior subordinated debentures	310,746	—	NM	310,746	0%
Company obligated, mandatorily redeemable securities of subsidiary trusts holding solely parent junior subordinated debentures	—	295,275	-100%	—	NM
Other liabilities	293,410	149,167	97%	211,934	38%

Total liabilities	25,511,696	23,933,216	7%	25,939,842	-2%

Shareholders’ equity	3,176,114	2,520,519	26%	3,046,242	4%

	$28,687,810	$26,453,735	8%	$28,986,084	-1%

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

(In thousands, except per share data)	Year Ended December 31,		%	Three Months Ended December 31,		%
	2004	2003	Change	2004	2003	Change
Interest and dividend income	$1,257,005	$1,192,969	5%	$329,846	$290,414	14%
Interest expense	323,623	352,138	-8%	83,783	77,126	9%

Net interest income	933,382	840,831	11%	246,063	213,288	15%
Provision for loan and lease losses	40,340	42,301	-5%	10,670	10,400	3%

Net interest income after provision for loan and lease losses	893,042	798,530	12%	235,393	202,888	16%

Noninterest income:
Deposit services	109,321	97,323	12%	28,326	25,881	9%
Insurance brokerage commissions	50,311	45,714	10%	11,880	11,480	3%
Merchant and electronic banking income, net	50,564	41,778	21%	13,368	10,542	27%
Wealth management services	39,788	31,956	25%	10,489	8,470	24%
Bank owned life insurance	23,282	22,930	2%	5,779	5,978	-3%
Investment planning services	19,418	15,692	24%	4,799	4,765	1%
Net gains/(losses) on sales of securities	(7,701)	42,460	-118%	(17,761)	2,682	-762%
Other noninterest income	54,816	69,306	-21%	13,711	14,637	-6%

	339,799	367,159	-7%	70,591	84,435	-16%

Noninterest expense:
Salaries and employee benefits	356,611	326,621	9%	90,138	81,451	11%
Occupancy and equipment expense	112,372	106,659	5%	29,320	26,731	10%
Data processing	43,141	40,940	5%	11,568	9,881	17%
Advertising and marketing	25,550	22,000	16%	5,445	5,430	0%
Amortization of identifiable intangible assets	8,627	8,946	-4%	2,260	2,324	-3%
Merger and consolidation costs (1)	49,635	8,104	512%	38,286	1,316	2809%
Prepayment penalties on borrowings	61,546	30,490	102%	61,546	—	NM
Other noninterest expense	107,619	97,510	10%	28,796	28,543	1%

	765,101	641,270	19%	267,359	155,676	72%

Income before income tax expense	467,740	524,419	-11%	38,625	131,647	-71%
Income tax expense	163,097	173,660	-6%	17,927	40,085	-55%

Net Income	$304,643	$350,759	-13%	$20,698	$91,562	-77%

Weighted average shares outstanding:
Basic	170,766	160,914	6%	177,071	162,149	9%
Diluted	174,158	163,520	7%	179,953	165,685	9%
Earnings per share:
Basic	$1.78	$2.18	-18%	$0.12	$0.56	-79%
Diluted	1.75	2.15	-19%	0.12	0.55	-78%

(1) Merger and consolidation costs consist of merger charges, certain asset write-downs and branch closing costs.

NM — calculated % change is not meaningful

Banknorth Group, Inc. and Subsidiaries

SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

(In thousands, except per share data)
	Year Ended December 31,		%	Three Months Ended December 31,		%
	2004	2003	Change	2004	2003	Change
Net interest income	$933,382	$840,831	11%	$246,063	$213,288	15%
Net income	$304,643	$350,759	-13%	$20,698	$91,562	-77%
Shares outstanding (end of period)	179,298	162,188	11%	179,298	162,188	11%
Weighted average shares outstanding:
Basic	170,766	160,D914	6%	177,071	162,149	9%
Diluted	174,158	163,520	7%	179,953	165,685	9%

Earnings per share:
Basic	$1.78	$2.18	-18%	$0.12	$0.56	-79%
Diluted	$1.75	$2.15	-19%	$0.12	$0.55	-78%

Shareholders’ equity (end of period)	$3,176,114	$2,520,519	26%	$3,176,114	$2,520,519	26%
Book value per share (end of period)	$17.71	$15.54	14%	$17.71	$15.54	14%
Tangible book value per share (end of period)	$9.82	$8.37	17%	$9.82	$8.37	17%

			Nominal			Nominal
RATIOS & OTHER INFORMATION:			Inc/(Dec)			Inc/(Dec)

Net interest margin (net interest income as a % of average earning assets) (1)	3.72%	3.66%	0.06%	3.87%	3.65%	0.22%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	3.47%	3.41%	0.06%	3.59%	3.42%	0.17%

Return on average assets	1.08%	1.37%	-0.29%	0.29%	1.39%	-1.10%
Return on average equity	10.63%	14.51%	-3.88%	2.66%	14.72%	-12.06%

At period end:
Tier 1 leverage capital ratio	7.58%	6.65%	0.93%	7.58%	6.65%	0.93%
Tangible equity/tangible assets	6.45%	5.37%	1.08%	6.45%	5.37%	1.08%
Total risk based capital ratio	12.16%	11.29%	0.87%	12.16%	11.29%	0.87%

Non-performing loans	$77,559	$59,762	30%	$77,559	$59,762	30%
Total non-performing assets	$81,103	$63,103	29%	$81,103	$63,103	29%
Non-performing loans as a % of total loans	0.42%	0.37%	0.05%	0.42%	0.37%	0.05%
Non-performing assets as a % of total assets	0.28%	0.24%	0.04%	0.28%	0.24%	0.04%

Full service banking offices	386	359		386	359

FINANCIAL INFORMATION AND RATIOS EXCLUDING CERTAIN ITEMS (Non-GAAP Financial Information):

Noninterest income as a percent of total income (2)	27.13%	27.86%	-0.73%	26.42%	27.71%	-1.29%
Merger and consolidation costs on a net of tax basis (3)	$40,395	$5,275	666%	$32,316	$855	3680%
Per diluted share:	$0.23	$0	667%	$0.17	$0.01	1600%
Deleveraging losses, net of tax basis (4)	$51,560	—	NM	$51,560	—	NM
Per diluted share:	$0.30	—	NM	$0.29	—	NM

Noninterest expense (5)	$653,919	$602,676	9%	$167,528	$154,360	9%

Return on average assets (6)	1.41%	1.39%	0.02%	1.46%	1.41%	0.05%
Cash return on average tangible assets (6) (7)	1.48%	1.45%	0.03%	1.53%	1.49%	0.04%

Return on average equity (6)	13.84%	14.71%	-0.87%	13.43%	14.86%	-1.43%
Cash return on average tangible equity (6) (7)	25.99%	26.60%	-0.61%	24.80%	27.86%	-3.06%

Efficiency ratio (8)	51.05%	51.71%	-0.66%	50.10%	52.32%	-2.22%
Cash efficiency ratio (9)	50.38%	50.94%	-0.56%	49.42%	51.53%	-2.11%

(1)	Adjusted to fully taxable equivalent basis.

(2)	Excludes securities gains/(losses).

(3)	Merger and consolidation costs consist of merger charges, certain asset write-downs and branch closing costs.

(4)	Deleveraging losses consist of losses on securities sales and prepayment penalties on borrowings incurred in connection with a balance sheet restructuring in October 2004.

(5)	Excludes pre-tax merger and consolidation costs and prepayment penalties on borrowings.

(6)	Excludes merger and consolidation costs and deleveraging losses, net of related tax benefits.

(7)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.

(8)	Excludes securities gains/(losses), prepayment penalties on borrowings, and merger and consolidation costs.

(9)	Excludes securities gains/(losses), prepayment penalties on borrowings, merger and consolidation costs, and amortization of intangible assets.

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCE SHEETS (Unaudited)

	Three Months Ended December 31,
	2004		2003
	Average	Yield/	Average	Yield/
(Dollars in thousands)	Balance	Rate	Balance	Rate
Assets
Loans and leases (1)
Residential real estate mortgages	$3,138,974	4.94%	$2,718,881	5.25%
Commercial real estate mortgages	6,250,243	5.95%	5,392,549	5.78%
Commercial loans and leases	3,853,844	5.19%	3,233,277	4.83%
Consumer loans and leases	5,308,272	5.28%	4,676,259	5.29%

	18,551,333	5.43%	16,020,966	5.36%
Securities	6,974,995	4.51%	7,432,088	4.09%
Federal funds sold and other short-term investments	12,461	0.95%	5,176	2.00%
Securities purchased under agreements to resell	1,667	1.75%	—	0.00%

Total earning assets	25,540,456	5.18%	23,458,230	4.96%

Bank owned life insurance	519,506		484,428
Noninterest-earning assets	2,516,439		2,124,138

Total assets	$28,576,401		$26,066,796

Liabilities & Shareholders’ Equity

Interest-bearing deposits:
Regular savings	$2,568,297	0.29%	$2,476,385	0.37%
Retail money market and NOW accounts	8,057,876	0.86%	6,982,431	0.79%
Retail certificates of deposit	4,539,483	2.04%	4,803,437	2.10%
Brokered deposits	576	2.38%	—	0.00%

Total interest-bearing deposits	15,166,232	1.12%	14,262,253	1.16%
Borrowed funds	5,805,974	2.83%	5,643,402	2.51%

Total interest-bearing liabilities	20,972,206	1.59%	19,905,655	1.54%
Noninterest bearing deposits	4,319,603		3,494,692
Other liabilities	187,705		198,424
Shareholders’ equity	3,096,887		2,468,025

Total liabilities and shareholders’ equity	$28,576,401		$26,066,796

Net earning assets	$4,568,250		$3,552,575

Net interest income (fully taxable equivalent)	$247,821		$214,865
Less: fully taxable equivalent adjustments	(1,758)		(1,577)

Net interest income	$246,063		$213,288

Net interest rate spread (fully taxable equivalent)		3.59%		3.42%
Net interest margin (fully taxable equivalent)		3.87%		3.65%

(1) Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED AVERAGE BALANCE SHEETS (Unaudited)

	Year Ended December 31,
	2004		2003
	Average	Yield/	Average	Yield/
(Dollars in thousands)	Balance	Rate	Balance	Rate
Assets

Loans and leases (1)
Residential real estate mortgages	$2,997,572	5.01%	$2,839,969	5.61%
Commercial real estate mortgages	5,959,510	5.79%	5,162,413	6.06%
Commercial loans and leases	3,686,919	4.92%	3,153,293	5.10%
Consumer loans and leases	5,090,536	5.13%	4,477,532	5.61%

	17,734,537	5.29%	15,633,207	5.65%
Securities	7,501,956	4.33%	7,464,162	4.22%
Federal funds sold and other short-term investments	9,567	0.86%	11,004	1.46%
Securities purchased under agreements to resell	419	1.75%	—	0.00%

Total earning assets	25,246,479	5.00%	23,108,373	5.19%

Bank owned life insurance	503,957		465,446
Noninterest-earning assets	2,422,988		2,042,528

Total assets	$28,173,424		$25,616,347

Liabilities & Shareholders’ Equity

Interest-bearing deposits:
Regular savings	$2,563,838	0.29%	$2,399,179	0.46%
Retail money market and NOW accounts	7,678,644	0.81%	6,652,030	0.89%
Retail certificates of deposit	4,647,746	1.96%	5,027,739	2.36%
Brokered deposits	272	2.03%	—	0.00%

Total interest-bearing deposits	14,890,500	1.08%	14,078,948	1.34%
Borrowed funds	6,245,995	2.60%	5,693,420	2.87%

Total interest-bearing liabilities	21,136,495	1.53%	19,772,368	1.78%
Noninterest bearing deposits	3,987,311		3,224,035
Other liabilities	184,078		203,018
Shareholders’ equity	2,865,540		2,416,926

Total liabilities and shareholders’ equity	$28,173,424		$25,616,347

Net earning assets	$4,109,984		$3,336,005

Net interest income (fully taxable equivalent)	$939,853		$846,727
Less: fully taxable equivalent adjustments	(6,471)		(5,896)

Net interest income	$933,382		$840,831

Net interest rate spread (fully taxable equivalent)		3.47%		3.41%
Net interest margin (fully taxable equivalent)		3.72%		3.66%

(1) Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

Banknorth Group, Inc. and Subsidiaries

Asset Quality (unaudited)
(Dollars in thousands)

	12/31/2004	9/30/2004		6/30/2004	3/31/2004	12/31/2003
Non-performing assets:
Residential real estate mortgages	$7,846	$7,274		$7,870	$7,990	$7,157
Commercial real estate mortgages	29,948	33,249		27,951	24,619	19,700
Commercial business loans and leases	32,421	18,573		23,636	28,978	24,412
Consumer loans and leases	7,344	6,827		5,685	6,267	8,493

Total non-performing loans and leases	77,559	65,923		65,142	67,854	59,762

Other non-performing assets, net	3,544	2,056		2,025	2,700	3,341

Total non-performing assets	$81,103	$67,979		$67,167	$70,554	$63,103

Allowance for loan and lease losses	$243,152	$242,885	(1)	$247,620	$233,297	$232,287
Liability for unfunded credit commitments	6,707	6,600

Total allowance for credit losses	$249,859	$249,485

Net loan charge-offs (recoveries):

Residential real estate mortgages	$(9)	$86		$(42)	$(72)	$10
Commercial real estate mortgages	(486)	(530)		(663)	(446)	(168)

Total real estate mortgages	(495)	(444)		(705)	(518)	(158)
Commercial business loans and leases	5,594	2,939		3,387	1,785	2,402
Consumer loans and leases	5,305	6,310		6,160	7,223	8,111

Total net charge-offs	$10,404	$8,805		$8,842	$8,490	$10,355

Ratios:

Allowance for credit losses to total loans and leases	1.34%	1.36	%(1)	1.37%	1.40%	1.42%
Allowance for credit losses to non-performing loans	322.15%	378.45	%(1)	380.12%	343.82%	388.69%
Non-performing loans to total loans and leases	0.42%	0.36%		0.36%	0.41%	0.37%
Non-performing assets to total assets	0.28%	0.23%		0.23%	0.26%	0.24%
Net charge-offs to average loans — QTD (2)	0.22%	0.19%		0.20%	0.21%	0.26%

(1)	In September 2004, $6.6 million was transferred from the allowance for loan and lease losses to a liability account related to reserves for off-balance sheet loan commitments.

(2)	Annualized.

Banknorth Group, Inc. and Subsidiaries

CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

(In thousands, except per share data)	Three Months Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003
Interest and dividend income	$329,846	$325,361	$309,146	$292,652	$290,414
Interest expense	83,783	85,701	79,096	75,043	77,126

Net interest income	246,063	239,660	230,050	217,609	213,288
Provision for loan and lease losses	10,670	10,670	9,500	9,500	10,400

Net interest income after provision
for loan and lease losses	235,393	228,990	220,550	208,109	202,888

Noninterest income:
Deposit services	28,326	27,583	27,260	26,153	25,881
Insurance brokerage commissions	11,880	12,417	12,278	13,736	11,480
Merchant and electronic banking income, net	13,368	13,723	13,069	10,404	10,542
Wealth management services	10,489	10,280	9,870	9,149	8,470
Bank owned life insurance	5,779	5,732	6,275	5,496	5,978
Investment planning services	4,799	4,634	5,146	4,839	4,765
Net gains/(losses) on sales of securities	(17,761)	3,124	3,355	3,581	2,682
Other noninterest income	13,711	14,020	12,223	14,859	14,637

	70,591	91,513	89,476	88,217	84,435

Noninterest expense:
Salaries and employee benefits	90,138	91,935	87,005	87,534	81,451
Occupancy and equipment expense	29,320	27,940	27,512	27,599	26,731
Data processing	11,568	11,118	10,018	10,436	9,881
Advertising and marketing	5,445	6,278	6,303	7,523	5,430
Amortization of identifiable intangible assets	2,260	2,379	2,084	1,904	2,324
Merger and consolidation costs (1)	38,286	5,603	4,135	1,614	1,316
Prepayment penalties on borrowings	61,546	—	—	—	—
Other noninterest expense	28,796	28,945	26,769	23,109	28,543

	267,359	174,198	163,826	159,719	155,676

Income before income tax expense	38,625	146,305	146,200	136,607	131,647
Income tax expense	17,927	48,534	50,353	46,280	40,085

Net Income	$20,698	$97,771	$95,847	$90,327	$91,562

Weighted average shares outstanding:
Basic	177,071	173,271	169,637	162,965	162,149
Diluted	179,953	176,756	173,109	166,657	165,685
Earnings per share:
Basic	$0.12	$0.56	$0.57	$0.55	$0.56
Diluted	0.12	0.55	0.55	0.54	0.55

(1) Merger and consolidation costs consist of merger charges, certain asset write-downs and branch closing costs.

Banknorth Group, Inc. and Subsidiaries
 SELECTED FINANCIAL HIGHLIGHTS (Unaudited)

(In thousands, except per share data)	Three Months Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003

Net interest income	$246,063	$239,660	$230,050	$217,609	$213,288
Net income	$20,698	$97,771	$95,847	$90,327	$91,562
Shares outstanding (end of period)	179,298	174,023	172,546	163,046	162,188
Weighted average shares outstanding:
Basic	177,071	173,271	169,637	162,965	162,149
Diluted	179,953	176,756	173,109	166,657	165,685

Earnings per share:
Basic	$0.12	$0.56	$0.57	$0.55	$0.56
Diluted	$0.12	$0.55	$0.55	$0.54	$0.55

Shareholders’ equity (end of period)	$3,176,114	$3,046,242	$2,866,692	$2,651,911	$2,520,519
Book value per share (end of period)	$17.71	$17.50	$16.61	$16.26	$15.54
Tangible book value per share (end of period)	$9.82	$9.34	$8.39	$9.14	$8.37

RATIOS & OTHER INFORMATION:
Net interest margin (net interest income as a % of average earning assets) (1)	3.87%	3.68%	3.66%	3.68%	3.65%
Net interest spread (yield on earning assets minus yield on interest-bearing liabilities) (1)	3.59%	3.42%	3.43%	3.46%	3.42%

Return on average assets	0.29%	1.33%	1.36%	1.37%	1.39%
Return on average equity	2.66%	13.24%	13.54%	14.13%	14.72%

At period end:
Tier 1 leverage capital ratio	7.58%	6.95%	6.80%	6.84%	6.65%
Tangible equity/tangible assets	6.45%	5.89%	5.20%	5.79%	5.37%
Total risk based capital ratio	12.16%	11.62%	11.13%	11.47%	11.29%

Non-performing loans	$77,559	$65,923	$65,142	$67,854	$59,762
Total non-performing assets	$81,103	$67,979	$67,167	$70,554	$63,103
Non-performing loans as a % of total loans	0.42%	0.36%	0.36%	0.41%	0.37%
Non-performing assets as a % of total assets	0.28%	0.23%	0.23%	0.26%	0.24%

Full service banking offices	386	387	389	358	359

FINANCIAL INFORMATION AND RATIOS EXCLUDING CERTAIN ITEMS (Non-GAAP Financial Information):

Noninterest income as a percent of total income (2)	26.42%	26.94%	27.24%	28.00%	27.71%

Merger and consolidation costs on a net of tax basis (3)	$32,316	$4,342	$2,687	$1,049	$855
Per diluted share:	$0.17	$0.03	$0.02	$0.01	$0.01
Deleveraging, net of tax basis (4)	$51,560	—	—	—	—
Per diluted share:	$0.29	—	—	—	—

Noninterest expense (5)	$167,528	$168,595	$159,691	$158,105	$154,360

Return on average assets (6)	1.46%	1.39%	1.40%	1.39%	1.41%
Cash return on average tangible assets (6) (7)	1.53%	1.49%	1.49%	1.47%	1.49%

Return on average equity (6)	13.43%	13.82%	13.92%	14.29%	14.86%
Cash return on average tangible equity (6) (7)	24.80%	27.20%	26.67%	26.44%	27.86%

Efficiency ratio (8)	50.10%	51.39%	50.51%	52.31%	52.32%
Cash efficiency ratio (9)	49.42%	50.67%	49.85%	51.68%	51.53%

(1)	Adjusted to fully taxable equivalent basis.

(2)	Excludes securities gains/(losses).

(3)	Merger and consolidation costs consist of merger charges, certain asset write-downs and branch closing costs.

(4)	Deleveraging losses consist of losses on securities sales and prepayment penalties on borrowings incurred in connection with a balance sheet restructuring in October 2004.

(5)	Excludes pre-tax merger and consolidation costs and prepayment penalties on borrowings.

(6)	Excludes merger and consolidation costs and deleveraging losses, net of related tax benefits.

(7)	Cash ratios reflect an adjustment to add back the amortization of intangible assets, net of related tax benefits.

(8)	Excludes securities gains/(losses), prepayment penalties on borrowings, and merger and consolidation costs.

(9)	Excludes securities gains/(losses), prepayment penalties on borrowings, merger and consolidation costs, and amortization of intangible assets.

Ratios are annualized where appropriate.

Banknorth Group, Inc. and Subsidiaries
 Reconciliation Table — Non-GAAP Financial Information (Unaudited)

(In thousands, except per share data)	Three Months Ended
	12/31/2004	9/30/2004	6/30/2004	3/31/2004	12/31/2003

Net income (GAAP)	$20,698	$97,771	$95,847	$90,327	$91,562
Add back merger and consolidation costs and deleveraging losses, net of tax
Merger related	32,381	4,342	2,687	1,354	862
Branch Closings	—	—	—	—	(7)
Revised auto lease residual charge	(65)	—	—	(305)	—
Deleveraging	51,560

Excluding merger and consolidation costs and deleveraging losses	104,574	102,113	98,534	91,376	92,417

Add back amortization of intangibles, net of tax	1,469	1,547	1,354	1,238	1,511

Cash basis, excluding merger and consolidation costs and

deleveraging losses	$106,043	$103,660	$99,888	$92,614	$93,928

Basic earnings per share (GAAP)	$0.12	$0.56	$0.57	$0.55	$0.56
Effects of merger and consolidation costs, net of tax	0.18	0.03	0.01	0.01	0.01
Effects of deleveraging losses, net of tax	0.29	—	—	—	—

Excluding merger and consolidation costs and deleveraging losses	0.59	0.59	0.58	0.56	0.57
Effects of amortization of intangibles, net of tax	0.01	0.01	0.01	0.01	0.01

Cash basis, excluding merger and consolidation costs and deleveraging losses	$0.60	$0.60	$0.59	$0.57	$0.58

Diluted earnings per share (GAAP)	$0.12	$0.55	$0.55	$0.54	$0.55
Effects of merger and consolidation costs, net of tax	0.17	0.03	0.02	0.01	0.01
Effects of deleveraging losses, net of tax	0.29	—	—	—	—

Excluding merger and consolidation costs and deleveraging losses	0.58	0.58	0.57	0.55	0.56
Effects of amortization of intangibles, net of tax	0.01	0.01	0.01	0.01	0.01

Cash basis, excluding merger and consolidation costs and deleveraging losses	$0.59	$0.59	$0.58	$0.56	$0.57

Return on average assets (GAAP)	0.29%	1.33%	1.36%	1.37%	1.39%
Effects of merger and consolidation costs, net of tax	0.45%	0.06%	0.04%	0.02%	0.02%
Effects of deleveraging losses, net of tax	0.72%	0.00%	0.00%	0.00%	0.00%

Excluding merger and consolidation costs and deleveraging losses	1.46%	1.39%	1.40%	1.39%	1.41%
Effects of amortization of intangibles, net of tax	0.07%	0.10%	0.09%	0.08%	0.08%

Cash basis, excluding merger and consolidation costs and deleveraging losses	1.53%	1.49%	1.49%	1.47%	1.49%

Return on average equity (GAAP)	2.66%	13.24%	13.54%	14.13%	14.72%
Effects of merger and consolidation costs, net of tax	4.15%	0.58%	0.38%	0.16%	0.14%
Effects of deleveraging losses, net of tax	6.62%	0.00%	0.00%	0.00%	0.00%

Excluding merger and consolidation costs and deleveraging losses	13.43%	13.82%	13.92%	14.29%	14.86%
Effects of amortization of intangibles, net of tax	11.37%	13.38%	12.75%	12.15%	13.00%

Cash basis, excluding merger and consolidation costs and deleveraging losses	24.80%	27.20%	26.67%	26.44%	27.86%

Efficiency ratio	84.43%	52.60%	51.27%	52.23%	52.29%
Effects of securities gains (losses)	-22.89%	0.50%	0.54%	0.61%	0.47%
Effects of merger and consolidation costs and prepayment penalties	-11.44%	-1.71%	-1.30%	-0.53%	-0.44%

Excluding securities gains (losses) and merger and consolidation costs and prepayment penalties	50.10%	51.39%	50.51%	52.31%	52.32%
Effects of amortization of intangibles	-0.68%	-0.72%	-0.66%	-0.63%	-0.79%

Cash basis, excluding securities gains (losses), prepayment penalties and merger and consolidation costs	49.42%	50.67%	49.85%	51.68%	51.53%

Non Interest Income	$70,591	$91,513	$89,476	$88,217	$84,435
Net gains (losses) on sales of securities	(17,761)	3,124	3,355	3,581	2,682

Excluding securities gains (losses)	$88,352	$88,389	$86,121	$84,636	$81,753

Non Interest Expense	$267,359	$174,198	$163,826	$159,719	$155,676
Merger and consolidation costs	38,286	5,603	4,135	1,614	1,316
Prepayment penalties on borrowings	61,546	—	—	—	—

Excluding merger and consolidation costs and prepayment penalties	$167,527	$168,595	$159,691	$158,105	$154,360

Banknorth Group, Inc. and Subsidiaries
Reconciliation Table — Non-GAAP Financial Information (Unaudited)

(In thousands, except per share data)	Year Ended
	12/31/2004	12/31/2003
Net income (GAAP)	$304,643	$350,759
Add back merger and consolidation costs and deleveraging losses, net of tax Merger related	40,765	5,709
Branch closings	—	(34)
Revised auto lease residual charge	(370)	(400)
Deleveraging	51,560	—

Excluding merger and consolidation costs and deleveraging losses	396,598	356,034
Add back amortization of intangibles, net of tax	5,608	5,815

Cash basis, excluding merger and consolidation costs and deleveraging losses	$402,206	$361,849

Basic earnings per share (GAAP)	$1.78	$2.18
Effects of merger and consolidation costs, net of tax	0.24	0.03
Effects of deleveraging losses, net of tax	0.30	—

Excluding merger and consolidation costs and deleveraging losses	2.32	2.21
Effects of amortization of intangibles, net of tax	0.04	0.04

Cash basis, excluding merger and consolidation costs and deleveraging losses	$2.36	$2.25

Diluted earnings per share (GAAP)	$1.75	$2.15
Effects of merger and consolidation costs, net of tax	0.23	0.03
Effects of deleveraging losses, net of tax	0.30	—

Excluding merger and consolidation costs and deleveraging losses	2.28	2.18
Effects of amortization of intangibles, net of tax	0.03	0.03

Cash basis, excluding merger and consolidation costs and deleveraging losses	$2.31	$2.21

Return on average assets (GAAP)	1.08%	1.37%
Effects of merger and consolidation costs, net of tax	0.14%	0.02%
Effects of deleveraging losses, net of tax	0.19%	0.00%

Excluding merger and consolidation costs and deleveraging losses	1.41%	1.39%
Effects of amortization of intangibles, net of tax	0.07%	0.06%

Cash basis, excluding merger and consolidation costs and deleveraging losses	1.48%	1.45%

Return on average equity (GAAP)	10.63%	14.51%
Effects of merger and consolidation costs, net of tax	1.41%	0.20%
Effects of deleveraging losses, net of tax	1.80%	0.00%

Excluding merger and consolidation costs and deleveraging losses	13.84%	14.71%
Effects of amortization of intangibles, net of tax	12.15%	11.89%

Cash basis, excluding merger and consolidation costs and deleveraging losses	25.99%	26.60%

Efficiency ratio	60.09%	53.09%
Effects of securities gains (losses)	-5.16%	-0.69%
Effects of merger and consolidation costs and prepayment penalties	-3.88%	-0.69%

Excluding securities gains (losses), prepayment penalties on borrowings, and merger and consolidation costs	51.05%	51.71%
Effects of amortization of intangibles	-0.67%	-0.77%

Cash basis, excluding securities gains (losses), prepayment penalties on borrowings, and merger and consolidation costs	50.38%	50.94%

Non Interest Income	$339,799	$367,159
Net gains (losses) on sales of securities	(7,701)	42,460

Excluding securities gains (losses)	$347,500	$324,699

Non Interest Expense	$765,101	$641,270
Merger and consolidation costs	49,635	8,104
Prepayment penalties on borrowings	61,546	30,490

Excluding merger and consolidation costs and prepayment penalties	$653,920	$602,676